PRESS RELEASE	Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	JOHN P. NELSON
PRESIDENT
(515) 232-6251

February 9, 2023

AMES NATIONAL CORPORATION DECLARED CASH DIVIDEND

AMES, IOWA – On February 8, 2023, Ames National Corporation (the “Company”) declared a cash dividend of $0.27 per common share. The dividend is payable May 15, 2023, to shareholders of record at the close of business on May 1, 2023.

The Company’s forecasted earnings influenced the Board’s decision to maintain dividends at their current level.  The Company has paid dividends of approximately 50% of the Company’s net income over the last five years.  The annualized current dividend of $0.27 per common share would be approximately 60% of the forecasted earnings.

Ames National Corporation is listed on the NASDAQ Capital Market under the ticker symbol, ATLO.  The Company’s affiliate banks include:  First National Bank, Ames, Iowa; Boone Bank & Trust Co., Boone, Iowa; State Bank & Trust Co., Nevada, Iowa; Iowa State Savings Bank, Creston, Iowa; Reliance State Bank, Story City, Iowa; and United Bank & Trust Co., Marshalltown, Iowa.  Additional information about the Company can be found at www.amesnational.com.

The Private Securities Litigation Reform Act of 1995 provides the Company with the opportunity to make cautionary statements regarding forward-looking statements contained in this News Release, including forward-looking statements concerning the Company’s future performance and asset quality.  Forward-looking statements contained in this News Release are not historical facts and are based on management’s current beliefs, assumptions, predictions and expectations of future events, including the Company’s future performance, taking into account all information currently available to management.  These beliefs, assumptions, predictions and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to management and many of which are beyond management’s control.  If a change occurs, the Company’s business, financial condition, liquidity, results of operations, asset quality, plans and objectives may vary materially from those expressed in the forward-looking statements.  Accordingly, investors are cautioned not to place undue reliance on such forward-looking statements.   These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “forecasts”, “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases.  The risks and uncertainties that may affect the  Company’s future performance and asset quality include, but are not limited to, the following:  the substantial negative impact of the continuing COVID-19 pandemic on national, regional and local economies in general and on the Company’s  customers in particular; competitive products and pricing available in the marketplace; changes in credit and other risks posed by the Company’s loan and investment portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan losses resulting from the COVID-19 pandemic or as dictated by new market conditions or regulatory requirements; changes in local, national and international economic conditions, including rising inflation rates; fiscal and monetary policies of the U.S. government; changes in governmental regulations affecting financial institutions (including regulatory fees and capital requirements); changes in prevailing interest rates; credit risk management and asset/liability management; the financial and securities markets; the availability of and cost associated with sources of liquidity; and other risks and uncertainties inherent in the Company’s business, including those discussed under the headings “Forward-Looking Statements and Business Risks” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2021.   Any forward-looking statements are qualified in their entirety by the foregoing risks and uncertainties and speak only as of the date on which such statements are made.   The Company undertakes no obligation to revise or update such forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events.